Keefe, Bruyette & Woods Community Bank Conference August 3, 2011 Exhibit 99.1

Investor Presentation
August 3, 2011
Investor Presentation
August 3, 2011
Susquehanna Bancshares, Inc.
Lititz, Pennsylvania
William J. Reuter – Chairman and CEO
Michael M. Quick – Chief Corporate Credit Officer

Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna, including the impact of the announced acquisitions of Abington
Bancorp and Tower Bancorp.  We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the
Securities & Exchange Commission, including our quarterly report on Form 10-
Q for the quarter ended March 31, 2011, and our annual report on Form 10-K for the year ended December 31, 2010. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Geography
Susquehanna Profile
Susquehanna Profile
Overview
Size
Headquartered in Lititz, PA
Offers tailored products and services through its community bank, trust and investment company, asset management, P&C insurance brokerage, and leasing companies
220 branches in PA, NJ, MD, WV
$14.2 billion in assets
$9.4 billion in deposits
$6.4 billion in assets under management & administration
Shareholder
base
130.1 million shares outstanding
27,500 shareholders (record and street)
72% institutional holders

Susquehanna has built a strong
franchise over time
Susquehanna has built a strong
franchise over time
Source: Company filings, FactSet, SNL Financial
¹ Pro forma for Abington and Tower acquisitions
$13,954
$17,948
$4,176
$4,805
$4,793
$5,089 $5,545
$5,953
$7,475
$7,466
$8,225
$13,078
$13,683
$13,689
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2010 pro
forma¹
1998 2000 2001 2002 2004 2006 2003 2005 2007 2008 2009 2010

2011 1999
November
2008
Received
$300mm
TARP
preferred
equity
April 2002
Announced
acquisition
of Addis
Group
(Deal
value:
$17mm)
April 1998
Announced
acquisition
of Cardinal
Bancorp
(Deal
value:
$49mm)
April 1998
Announced
acquisition
of First
Capitol
Bank
(Deal
value:
$27mm)
November
1999
Announced
acquisition
of Hann
Finl. Corp.
(Deal value:
$42mm)
December
1999
Announced
acquisition
of Valley
Forge Asset
Mgmt
(Deal value:
$19mm)
December
2003
Announced
acquisition
of Patriot
Bank
(Deal value:
$210mm)
November
2005
Announced
acquisition
of Minotola
Bank
(Deal value
$166mm)
April 2007
Announced
acquisition
of
Community
Banks
(Deal value
$852mm)
December
2007
Announced
acquisition
of Stratton
Holding
Company
January
2011
Announced
acquisition
of Abington
Bancorp
(Deal value:
$268mm)
June 2011
Announced
acquisition
of Tower
Bancorp
(Deal value:
$345mm)
March 2010
Raised
$345mm in
common
equity and
$50mm of
Trust
preferred
securities
April 2010
Repaid
$200mm
TARP
December
2010
Repaid the
remaining
$100mm
TARP
Assets ($ millions)

Strong organic growth supported by
acquisitions
Strong organic growth supported by
acquisitions
$2,767
$3,314
$3,278
$3,364
$3,675
$4,108
$4,463 $4,433
$4,281
$4,913
$5,815
$5,988
$5,794
$790
$786
$1,280
$3,839
$3,839
$3,839
$3,839
$80
$156
$156
$156
$156
$156
$2,847
$3,470 $3,434
$3,520
$3,831
$4,264
$5,253
$5,219
$5,561
$8,752
$9,633 $9,827
$9,654
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Organic loans Acquired loans
Loan growth ($mm)
Deposit growth ($mm)
$3,103
$2,983
$3,051
$3,286
$3,633
$3,936
$4,292
$4,470 $4,500
$5,038
$5,159
$5,067
$5,284
$3,907
$3,907
$3,907
$3,907
$1,378
$839
$839
$198
$198
$198
$198 $198 $114
$9,191
$5,878
$5,309
$5,131
$4,134
$3,831
$3,484
$3,249
$3,181 $3,217
$8,945
$9,066
$8,974
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Organic deposits Acquired deposits
Loan growth (%)
CAGR
1998-2010
Organic 6.4%
Total 10.7%
Deposit growth (%)
CAGR
1998-2010
Organic 4.5%
Total 9.1%
Source: Company filings, SNL Financial

Improved Market Position in Focus
Markets
Improved Market Position in Focus
Markets
Sorted by 2010 market rank
Market share MSA rank by market share
MSA 2005 2010 % change 2005 2010 Change
Current rank 1-3
Cumberland, MD-WV 24.8% 32.2% 7.4% 2 1 + 1
Sunbury, PA 18.7% 23.1% 4.4% 1 1 Flat
Hagerstown-Martinsburg, MD-WV 19.0% 18.5% (0.5%) 1 1 Flat
Lancaster, PA 12.9% 18.2% 5.3% 3 2 + 1
Williamsport, PA 14.2% 13.2% (1.0%) 3 2 + 1
York-Hanover, PA 3.5% 12.3% 8.9% 11 2 + 9
Chambersburg, PA 13.4% 17.3% 3.9% 5 2 + 3
Vineland-Millville-Bridgeton, NJ 0.0% 16.3% 16.3% NA 3 NA
Gettysburg, PA 0.0% 10.5% 10.5% NA 3 NA
Current rank 4-8
Selinsgrove, PA 8.4% 12.2% 3.9% 5 4 + 1
Pottsville, PA 0.0% 11.1% 11.1% NA 4 NA
Lewisburg, PA 2.5% 2.4% (0.1%) 7 7 Flat
Atlantic City-Hammonton, NJ 0.0% 5.8% 5.8% NA 8 NA
Reading, PA 2.9% 4.7% 1.8% 9 8 + 1
Baltimore-Towson, MD 2.0% 1.7% (0.3%) 9 8 + 1
Other
Ocean Pines, MD 2.0% 3.1% 1.2% 9 10 - 1
Harrisburg-Carlisle, PA 0.0% 4.3% 4.3% NA 11 NA
Allentown-Bethlehem-Easton, PA-NJ 1.7% 1.5% (0.2%) 13 18 - 5
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 0.4% 0.6% 0.1% 24 18 + 6
Scranton-Wilkes-Barre, PA 0.0% 1.2% 1.2% NA 19 NA
Source: SNL Financial

DE
PA
WV
NJ
DC
Continues Susquehanna’s expansion
into attractive markets
Continues Susquehanna’s expansion
into attractive markets

Susquehanna (220 branches) Abington (20 branches)
Tower (49 branches)
York
Adams
Franklin
Fulton
Bedford
Allegany
Garrett
Berkeley
Washington
Carroll
Baltimore
Harford
Anne
Arundel
Atlantic
Cumberland
Burlington
Camden
Gloucester
Delaware
Chester
Montgomery
Bucks
Lehigh
Berks
Schuylkill
Luzerne
Lycoming
Northumber-
land
Snyder
Union
Centre
Cumberland
Dauphin
Lebanon
Howard
Lancaster
Philadelphia
Source: SNL Financial
Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position
¹ Susquehanna pro forma includes Tower and Abington
Projected population
change 2010-2015
2.3%
4.3%
0.5%
13.3%
13.2%
$52.7
$58.6
Projected HH income
change 2010-2015
Median HH income
2010 ($000)
SUSQ TOBC Pennsylvania
14.3%
$66.6
Stratton
Mgmt.
Valley
Forge
Addis
Group
Graystone
Asset Mgmt.
Susquehanna pro forma¹ branch map
Susquehanna demographics

Few independent players of scale
Few independent players of scale

Deposit market share in Pennsylvania
Deposits Market
Rank Company Branches ($mm) share (%)
1 PNC 505 $58,206 20.4%
2 Wells Fargo 293 37,198 13.0%
3 RBS 386 22,214 7.8%
4 Toronto-Dominion 95 9,632 3.4%
5 Susquehanna (pro forma ABBC and TOBC) 212 8,895 3.1%
5 Banco Santander 170 8,722 3.1%
6 M&T 208 8,385 2.9%
7 Bank of America 100 7,530 2.6%
8 Bank of New York Mellon 6 7,382 2.6%
9 Fulton 137 7,137 2.5%
10 First Niagara 148 6,909 2.4%
12 Susquehanna (pro forma ABBC) 166 6,646 2.3%
13 National Penn 128 6,365 2.2%
14 Northwest 142 5,019 1.8%
15 First Commonwealth 112 4,750 1.7%
19 Tower 46 2,248 0.8%
34 Abington 20 913 0.3%
Independent bank deposit market share in PA, MD, NJ
Source: SNL Financial
Note: Regulatory branch and deposit data as of June 30, 2010; banks and thrifts with PA/MD/NJ deposits > 90% total deposits
¹ Susquehanna has 3 additional branches in West Virginia
Total PA / MD / NJ
Rank Company Deposits % of total deposits Branches
1 Susquehanna (pro forma ABBC and TOBC) $12.3 99% 289¹
1 Fulton 11.7 95% 254
2 Susquehanna (pro forma ABBC) 10.0 99% 240¹
3 F.N.B. 6.9 100% 238
4 National Penn 6.4 98% 130
5 Provident 4.9 100% 83
6 First Commonwealth 4.8 100% 115
7 S&T 3.3 100% 54
8 Sun 3.0 100% 67
9 Sandy Spring 2.5 96% 38
10 Tower 2.3 100% 49
11 Lakeland 2.2 100% 49
12 Kearny 2.1 100% 40
13 Metro 1.9 100% 33
14 OceanFirst 1.5 100% 23
15 Oritani 1.3 100% 23
17 Abington 0.9 100% 20

2006 2007 2008 2009 2010 2Q11
TARGET
25%
Loan Trends
Loan Trends
$5,561
$8,752
$9,654
$9,827
$9,633
17.6%
20.4%
21.4%
20.9%
18.9%
19.1%
14.8%
13.6%
11.3%
9.1%
20.6%
24.6%
23.8%
24.1%
27.7%
30.4%
29.8%
31.1% 31.1%
14.3%
9.9%
11.4%
12.5%
13.2%
28.4%
Source: Company filings

Commercial financial and agricultural Real estate - construction Real estate - residential Real estate - commercial Consumer & leases
15%
25%
10%
25%
$9,636
14.2%
31.1%
28.1%
8.0%
18.6%

Susquehanna

$9,403
17%
40%
10%
2006
2007
2008
2009
2010
2Q11

Deposit Trends
Deposit Trends

$5,878
$8,945
$9,066 $8,974
$9,191
13.3% 14.1%
14.9%
27.9%
36.4%
39.7%
33.6%
28.3%
23.6%
17.6%
13.0%
13.4%
Source: Company filings
Jumbo time Retail time Savings Interest  bearing demand Demand
16.3%
34.1%
26.0%
15.4%
8.1%
14.5%
31.6%
30.8%
15.2%
8.0%
7.7%
8.3%
8.4%
TARGET
25%
8%
15.1%
38.3%
8.6%
21.8%
16.2%

Earnings Trends
Earnings Trends
($mm)

2006 2007 2008 2009 2010
June 30, 2011
YTD
Net interest income $256.8 $275.9 $398.3 $408.8 $426.5 $211.1
Net interest margin (%) 3.77% 3.67% 3.62% 3.58% 3.67% 3.62%
Non-interest income 136.3 120.7 142.3 163.7 152.1 74.5
Non-interest expense 262.8 277.0 367.2 382.5 382.7 197.0
Pre-provision, pre-tax income $130.3 $119.6 $173.4 $190.0 $196.0 $88.6
Provision expense 8.7 21.8 63.8 188.0 163.0 63.0
Pre-tax income $121.6 $97.8 $109.6 $2.0 $33.0 $25.6
Source:  Company filings

Fee Generating Subsidiaries
Fee Generating Subsidiaries

Revenue (In millions)
2009 2010
Forecast
2011
$13.8 $14.4 $16.1
Valley Forge Asset
Management
12.2 13.1 14.3
Stratton Management
15.7 15.2 16.6
Susquehanna Trust &
Investment Company
29.9 35.6 33.2
Hann Financial Service
Corporation
12.7 12.6 12.0
The Addis Group

Credit Quality 14

Summary of Credit Metrics
Summary of Credit Metrics
($mm)

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11
Provision $45.0                    $43.0         $40.0      $35.0 $35.0 $28.0
Net charge-offs (NCO) 38.5 36.0 34.7 34.3 33.6 31.9
268.4 254.8 246.3 215.4 239.7 218.7
NPA generation 63.1 22.4 26.2 3.4 57.9 10.9
TDR’s 55.0 79.6 119.4 114.6 78.5 62.1
90 Day Past Due Loans 20.4 13.0 18.0 20.6 10.3 18.3
30-89 Day Past Due Loans 126.8 59.6 69.5 85.0 86.3 43.7
Key ratios:
NCO / Avg. Loans and Leases
SUSQ 1.56% 1.46% 1.42% 1.42% 1.42% 1.33%
In-market peer median 1.31% 1.33% 1.31% 1.55% 1.36% 0.96%
NPA¹ / Total Loans and Leases + OREO
SUSQ 2.69% 2.60% 2.53% 2.23% 2.49% 2.26%
In-market peer median 2.36% 2.35% 2.44% 2.42% 2.48% 2.23%
Source: Company filings and SNL Financial
Note: In-market peers include FULT, NPBC
1
Excludes renegotiated loans
Non-performing assets (NPA)
1

Credit Migration by Portfolio Type
Credit Migration by Portfolio Type

Period Ended
Non-performing Loans (%) 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011
Commercial, financial and agricultural 0.29 0.80 0.99 1.10 1.02
Real estate construction 1.62 3.79 8.77 6.59 5.72
Real estate secured -residential 0.55 0.79 1.57 1.91 1.89
Real estate secured -commercial 0.69 0.81 1.93 2.18 2.44
Consumer & leases 0.34 0.01 0.42 0.22 0.28
Total 0.68 1.12 2.23 2.04 1.98
Total Past Due Loans (%)
Commercial, financial and agricultural 1.61 1.39 0.99 1.04 0.54
Real estate construction 2.91 1.57 0.73 0.69 0.84
Real estate secured -residential 1.39 1.65 1.52 1.43 0.87
Real estate secured -commercial 0.90 1.90 0.94 0.79 0.41
Consumer & leases 1.25 1.30 1.65 1.48 0.73
Total 1.50 1.62 1.16 1.10 0.64
Net Charge-offs (Annualized) (%)
Commercial, financial and agricultural 0.28 0.78 1.42 1.00 2.04
Real estate construction 0.19 0.68 5.80 6.70 3.29
Real estate secured -residential 0.11 0.16 0.30 0.66 0.75
Real estate secured -commercial 0.22 0.06 0.49 1.31 1.40
Consumer & leases 0.64 0.75 1.10 0.76 0.28
Total 0.25 0.42 1.32 1.46 1.30

Capital Position 17

Strong Capital Position
Strong Capital Position
6.0%
9.6%
9.7%
11.1%
11.2%
12.7%
12.3%
12.5%
2009 2010 Pro forma ABBC + TOBC Peer median¹
Tier 1 common Tier 1

Source: SNL Financial
¹ Peers include FMER, FNFG, FULT, NPBC, VLY and WBS; for regulatory capital ratios excludes FMER and FULT due to unavailability of Q2 2011 financial disclosure
² Includes deferred tax liability associated with intangibles
(%) 2009 2010 Pro forma ABBC + TOBC Peer median¹
  TCE / TA 5.0 7.6² 7.8² 7.6
  Leverage 9.7 10.3 10.1 8.5
  Total Risk-based Capital 13.5 14.7 15.1 13.8

Strategic Acquisition of Abington Bancorp 19

Transaction Highlights
Transaction Highlights
Strong Strategic
Rationale
Attractive Financial
Returns
Low Risk
Low-risk fill-in acquisition of an in-market community bank in Montgomery and Bucks counties
—
Adds 20 branches and $900mm of deposits; no branch overlap
Strengthens presence in attractive Montgomery and Delaware counties and provides entry into Bucks County
—
Top 10 market share in Montgomery County – 20
th
wealthiest in U.S.
—
3 counties rank among top 5 highest HHI in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Wealth management and insurance subsidiaries (Valley Forge, Stratton, and
Addis) located in Montgomery County with strong customer contacts
—
Expand Susquehanna’s in-market mortgage origination capability
—
Potential for commercial loan growth
20% IRR
100bps accretive to Tier I common at close
Breakeven to 2012 EPS, without considering benefits of excess capital
Comprehensive due diligence process
In-market transaction with similar demographics
Proven track record of integrating acquisitions

Pro Forma Financial Impact
Pro Forma Financial Impact
Attractive financial returns:
20% IRR
60 bps accretive to TCE and 100bps to Tier I common
Breakeven accretion to SUSQ normalized EPS without considering any benefit from excess capital; 3%
accretive to SUSQ current 2012 median analyst estimate¹
Tangible book value dilution less than 2%
Strong pro forma capital position (approximately $95mm capital accretive):
Assumptions:
8.5% cumulative lifetime credit losses through the cycle (since 2008)
Cost savings of $8.1mm or 31%², phased in 50% in 2011 and 100% in 2012
One time pre-tax restructuring charge of $21mm

12/31/2010
Actual (%) Pro forma (%)
TCE/TA 7.6% 8.2%
Tier I common 9.6% 10.6%
Tier I 12.7% 13.5%
Note: Based on SUSQ and ABBC stock prices at announcement
¹ Susquehanna normalized analyst estimate of $0.80 and 2012 analyst estimate of $0.66
² Excluding stock based compensation expenses, core cost synergies are approximately 24% of non interest expenses

Pricing Metrics
Pricing Metrics

Based on Jan. 26, 2011
(Announcement date)
1 day
Deal price per share ($) $12.80
Implied premium (%) 10.3%
Price / 4Q net income (adjusted for excess capital)¹ 24.1x
Price / Tangible book value 1.2x
Price / Adjusted tangible book value² 1.3x
Core deposit premium³ 8.2%
Memo:
Susquehanna price per share ($) $9.70
Financial information as of December 31, 2010
¹4Q 2010 net income annualized; price and earnings adjusted for excess capital of $95mm; assumes 1% pre-tax earnings on excess capital
²Adjusted for credit marks of $31mm and loan loss reserve of $4mm
³ Core deposits of $680 excludes time deposits >$100mm

Strategic Acquisition of Tower Bancorp 23

Transaction highlights
Transaction highlights
Strong Strategic
Rationale
Superior Financial
Returns
Low Risk
Acquisition of an in-market, growth oriented community bank with favorable demographics in central and southeastern Pennsylvania with $2.2bn of deposits
Strengthens presence in attractive Chester County while building scale in Lancaster and
Harrisburg
—
Top 3 market share in Chester County – wealthiest in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Attractive wealth management division, headquartered in Chester County with
$560mm AUM
—
Small business lending expertise
—
Complementary loan and deposit mix
Seasoned management team with a record of achieving growth
Deploys excess capital generated from Abington acquisition
Approximately 25% IRR
10% accretive to 2013 EPS
Tangible book value earn-back of ~5 years
Comprehensive due diligence process
In-market transaction
Proven track record of integrating acquisitions
Strong pro forma capital and balance sheet

Consideration: Fixed exchange ratio of 3.4696x (resulting in approximately 30.8 million shares issued based on assumed Tower outstanding shares)
Fixed cash amount of $88mm
75% stock and 25% cash¹
Implied transaction value:¹ $345mm
Implied price per share:¹ $28.69 / Premium to closing price: 41%
Board composition: Tower receives 3 seats on the pro forma 20 member Board of Directors
(including Abington transaction), and including 1 seat on the Executive
Committee
Due diligence: Completed
Management Andrew Samuel (Tower CEO) will become President and Chief Revenue
Officer of Susquehanna and will be appointed to the Susquehanna Board;
Jeffrey Renninger (Tower President & COO) and Janak Amin (CEO of
Graystone Tower Bank) to assume senior management positions at
Susquehanna Bank
Required approval: Regulatory approval required
Shareholder approval required for SUSQ and TOBC
Termination fee: $13.5mm (reflects 4% of transaction)
Anticipated closing: 1Q 2012
Transaction overview
Transaction overview
1 Based on Susquehanna stock price as of June 20, 2011; based on diluted shares of 12.0mm

Financial impact – cost saves
Financial impact – cost saves
($mm)
Cost savings of approximately 34% of Tower’s non-interest expense¹
Driven by consolidation of branch network of Susquehanna and Tower; approximately
25 branch closings anticipated between Susquehanna and Tower
History of deposit retention in prior acquisitions
Proven track record of delivery on cost savings
Compensation and benefits $20.1
Occupancy 3.8
Systems and technology 2.2
Professional fees 0.9
Marketing & other 3.1
Total cost saves (pre-tax) $30.0
One-time restructuring charge (pre-tax) $63.0

¹ Based on Tower’s core Q1 2011 non-interest expense annualized

Pricing metrics
Pricing metrics

Tower acquisition Precedent transactions
Deal price per share ($) $28.69
Implied premium 41% 24% - 57%
Price to 2012 EPS (IBES) 15.1x
Price to 2013 EPS (IBES) 12.8x
Price to tangible book value 1.5x 1.6x - 1.9x
Core deposit premium¹ 6% 9% - 14%
Memo:
Susquehanna price per share $8.34
Note: Financial information as of March 31, 2011; based on market data as of June 20, 2011
1 Core deposits of $1.9bn excludes time deposits of greater than $100k
2 Precedent transactions include First Niagara/NewAlliance, People's United/Danvers, Brookline/Bank of Rhode Island and Valley/State
2

3/31/2011
Pro forma
Current (%) Pro forma ABBC (%)² TOBC & ABBC (%)²
TCE / TA¹ 7.7% 8.4% 7.8%
Tier I common 9.7% 10.5% 9.7%
Tier I capital 12.8% 13.5% 12.3%
Pro-forma financial impact
Pro-forma financial impact
Superior financial returns:
IRR of approximately 25%
Immediately accretive to EPS; 10% accretive to 2013 EPS
Tangible book value earn-back in ~5 years
Strong pro-forma capital position:
Assumptions:
Cost savings of $30mm, phased in 75% in 2012 and 100% in 2013; no revenue synergies assumed
One time pre-tax costs of $63mm
Core deposit intangibles of $22mm, amortized over 10 years

¹ Includes deferred tax liabilities associated with intangibles
² Pro forma adjustments assuming SUSQ share price as of June 20, 2011

Summary
Summary

Expands Susquehanna’s footprint into highly attractive markets and increases scale in existing markets
Superior financial returns; significant synergy potential
Considerable opportunity for small business lending and fee income generation by delivering on Susquehanna’s full-service platform
Gain experienced, growth oriented management team with extensive in-market knowledge

Additional information about the
merger and where to find it
Additional information about the
merger and where to find it
In connection with the proposed merger, Susquehanna will file a registration statement on Form S-4 with the
SEC, which will contain a joint proxy statement/prospectus of Susquehanna and Tower. The companies will file with the SEC other relevant materials in connection with the merger, and will mail the joint proxy statement/prospectus to their respective shareholders.  Investors and security holders of Susquehanna and
Tower are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the merger.
The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from
Tower’s Web site at www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc.,
26 North Cedar Street, Lititz, PA 17543, telephone: 717-626-4721 or from Susquehanna’s web site at
www.susquehanna.net.
Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of
Susquehanna and Tower in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual
Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the
SEC on April 8, 2011.

31 Questions & answers